                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 10, 2003
                                                     ---------------------------

                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Florida                     0-27378               65-0180800
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   (State or Other Jurisdiction of     (Commission           (IRS Employer
            Incorporation)             File Number)          Identification No.)

         2800 S.E. Market Place, Stuart, Florida                  34997
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         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:   (772) 221-1754
                                                      --------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

   Exhibit No.                     Description
   -----------                     -----------

       99.1                        Press Release dated November 10, 2003

Item 12.    Results of Operations and Financial Condition.
            ---------------------------------------------

            On  November  10,  2003,  NuCo2  Inc.,  a Florida  corporation  (the
"Company"),  issued a press release  announcing  its  financial  results for the fiscal quarter ended September 30, 2003 and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this report.

            The  information  furnished  pursuant to this Current Report on Form
8-K, including the exhibit hereto,  shall not be considered "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended,  unless the
Company  expressly sets forth in such future filing that such  information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NUCO2 INC.

Date:  November 10, 2003                   By: /s/ Eric M. Wechsler
                                               ---------------------------------
                                               Eric M. Wechsler,
                                               General Counsel